Washington Real Estate Investment Trust
Fourth Quarter 2014

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
William T. Camp	Suite 1000
Executive Vice President and	Washington, DC 20006
Chief Financial Officer	(202) 774-3200
E-mail: bcamp@washreit.com	(301) 984-9610 fax

Company Background and Highlights
Fourth Quarter 2014
Washington REIT (Washington Real Estate Investment Trust - NYSE: WRE) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT is diversified, as it invests in office, retail, and multifamily properties and land for development.

2014 Highlights

During 2014, the remainder of the capital from the Medical Office Portfolio was reinvested. Approximately $300 million of assets were acquired, all located in Washington, DC. Washington REIT continued to improve the quality of its portfolio by acquiring a well-located assets in urban in-fill locations.

For the year, Washington REIT posted same-store GAAP rental rate growth of 0.8% and achieved 5.3% same-store GAAP net operating income growth. In 2014, over 1.4 million square feet of commercial lease transactions were executed including renewals of our large tenants, World Bank and Booz Allen Hamilton, Inc.

Washington REIT, through a joint venture with Crimson Partners, has completed the major construction work of The Maxwell development, a six-story, 163-unit mid-rise apartment community with 2,200 square feet of retail in Arlington, VA with the first tenant having taken occupancy in January. The Maxwell is located at the corner of North Glebe Road and North Carlin Springs Road, across from Ballston Common Mall and within walking distance of the Ballston Metro Station. The total cost of the project is estimated to be $50 million.

Washington REIT commenced a $35.0 million renovation of Silverline Center (formerly 7900 Westpark), a 530,000 square foot office complex located in Tysons, Virginia. The renovation will reposition the property to take advantage of its close proximity to the newly constructed I-495 Express Lanes and the completed Tysons Corner Metro Station (Silver Line). The renovation is anticipated to be completed in the first quarter of 2015.

Fourth Quarter 2014 Update and Recent Activity

During the fourth quarter, Washington REIT acquired Spring Valley Retail Center, a 75,000 square foot retail shopping center located in Northwest Washington, DC for $40.5 million in an off-market transaction. Spring Valley Retail Center consists of five separate buildings of multi-level retail space in the 4800 block of Massachusetts Avenue located in the affluent Spring Valley neighborhood.

In the fourth quarter, the Company also announced plans to relocate its corporate headquarters from Rockville, MD to Washington, DC. This was completed on January 20, 2015. The new headquarters is located in the Central Business District of Washington, DC at 1775 Eye Street, NW, which Washington REIT acquired in 2014. 1775 Eye Street is directly across the street from Farragut West (Blue and Orange Lines) and two blocks from Farragut North (Red Line) Metro stations.

During the fourth quarter and through January 6, 2015, Washington REIT issued 1,308,853 shares at a weighted average price of $27.93 per share through its Sales Agency Financing Agreement with BNY Mellon Capital Markets, LLC, generating approximately $36.5 million in proceeds. These proceeds were used for general corporate purposes.

Washington REIT signed commercial leases totaling approximately 724,000 square feet, including 103,000 square feet of new leases and 621,000 square feet of renewal leases. New leases had an average rental rate increase of 25.6% over expiring lease rates on a GAAP basis and an average lease term of 8.6 years. Commercial tenant improvements costs were $45.78 per square foot and leasing commissions and incentives were $34.88 per square foot for new leases. Renewal leases had an average rental rate increase of 5.0% over expiring lease rates on a GAAP basis and an average lease term of 6.1 years. Commercial tenant improvements costs were $24.15 per square foot and leasing commissions and incentives were $14.96 per square foot for renewal leases.

On January 20, 2015, Washington REIT announced the appointment of Mr. Stephen E. Riffee as Chief Financial Officer-elect. Mr. Riffee will succeed Bill Camp who, as previously disclosed, is stepping down as CFO after the year-end reporting period. Prior to joining Washington REIT, Mr. Riffee served as Executive Vice President and Chief Financial Officer for Corporate Office Properties Trust (COPT), a public office REIT. In this role, he oversaw all financial functions, the legal department and information technology. Before joining COPT in 2006, he was Executive Vice President and Chief Financial Officer for CarrAmerica Realty Corporation, a national public office REIT. At CarrAmerica, he developed one of the industry’s leading financial and IT teams.

On January 27, 2015, Washington REIT announced the election of Mr. Thomas H. Nolan, Jr., an additional independent member, to the Board of Trustees. Mr. Nolan currently serves as the Chairman of the Board and Chief Executive Officer of Spirit Realty Capital, Inc., a publicly traded REIT that invests primarily in single-tenant, operationally essential real estate.

As of December 31, 2014, Washington REIT owned a diversified portfolio of 56 properties totaling approximately 7 million square feet of commercial space and 3,053 multifamily units, and land held for development. These 56 properties consist of 25 office properties, 17 retail centers and 14 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights
Fourth Quarter 2014

Net Operating Income Contribution by Sector - Fourth Quarter 2014

Retail
26%
(2.4 million sq ft)
Multifamily
20%
(3,053 units)
Office
54%
(4.8 million sq ft)
Harris Teeter
Open 24 Hours

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2013 Form 10-K filed on March 3, 2014 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Real estate rental revenue	$288,637	$263,024	$74,359	$73,413	$72,254	$68,611	$66,721
Real estate expenses	(103,695)	(93,293)	(25,911)	(25,914)	(25,528)	(26,342)	(23,826)
184,942	169,731	48,448	47,499	46,726	42,269	42,895

Real estate depreciation and amortization	(96,011)	(85,740)	(24,503)	(24,354)	(24,401)	(22,753)	(22,412)
Income from real estate	88,931	83,991	23,945	23,145	22,325	19,516	20,483

General and administrative expenses	(19,761)	(17,535)	(5,981)	(4,523)	(4,828)	(4,429)	(5,818)
Acquisition costs	(5,710)	(1,265)	(663)	(69)	(1,933)	(3,045)	(817)
Interest expense	(59,785)	(63,573)	(15,183)	(15,087)	(14,985)	(14,530)	(15,629)
Other income	825	926	191	192	219	223	221
Gain on sale of real estate	570	—	—	—	570	—	—
Loss on extinguishment of debt	—	(2,737)	—	—	—	—	(2,737)
Income (loss) from continuing operations	5,070	(193)	2,309	3,658	1,368	(2,265)	(4,297)
Discontinued operations:
Income from operations of properties sold or held for sale	546	15,395	—	—	—	546	4,256
Gain (loss) on sale of real estate	105,985	22,144	—	—	(288)	106,273	18,949
Income (loss) from discontinued operations	106,531	37,539	—	—	(288)	106,819	23,205

Net income	111,601	37,346	2,309	3,658	1,080	104,554	18,908
Less: Net loss from noncontrolling interests	38	—	21	10	7	—	—
Net income attributable to the controlling interests	$111,639	$37,346	$2,330	$3,668	$1,087	$104,554	$18,908

Per Share Data:
Net income attributable to the controlling interests	$1.67	$0.55	$0.03	$0.05	$0.02	$1.56	$0.28
Fully diluted weighted average shares outstanding	66,837	66,580	67,065	66,790	66,761	66,701	66,591
Percentage of Revenues:
Real estate expenses	35.9%	35.5%	34.8%	35.3%	35.3%	38.4%	35.7%
General and administrative expenses	6.8%	6.7%	8.0%	6.2%	6.7%	6.5%	8.7%
Ratios:
Adjusted EBITDA / Interest expense	2.7	x	2.8	x	2.8	x	2.9	x	2.7	x	2.5	x	2.6	x
Income (loss) from continuing operations/Total real estate revenue	1.8%	(0.1)%	3.1%	5.0%	1.9%	(3.3)%	(6.4)%
Net income attributable to the controlling interest/Total real estate revenue	38.7%	14.2%	3.1%	5.0%	1.5%	152.4%	28.3%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Medical Office Portfolio (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
Income from Medical Office Portfolio (1):	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Real estate rental revenue	$892	$45,445	$—	$—	$—	$892	$8,651
Real estate expenses	(346)	(16,878)	—	—	—	(346)	(4,184)
	546	28,567	—	—	—	546	4,467
Real estate depreciation and amortization	—	(12,161)	—	—	—	—	—
Interest expense	—	(1,196)	—	—	—	—	(211)
Income from operations of Medical Office Portfolio (1)	546	15,210	—	—	—	546	4,256
Income from operations of non medical office portfolio sold properties (2)	—	185	—	—	—	—	—
Gain on sale of real estate	105,985	22,144	—	—	(288)	106,273	18,949
Income (loss) from discontinued operations	$106,531	$37,539	$—	$—	$(288)	$106,819	$23,205
			As of
Investment in Medical Office Portfolio (1):			12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Medical Office			$—	$—	$—	$—	$125,967
Less accumulated depreciation			—	—	—	—	(46,066)
Investment in Medical Office Portfolio (1)			$—	$—	$—	$—	$79,901

(1) Medical Office Portfolio:
Office - Woodholme Center and 6565 Arlington Boulevard
Medical Office - 2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park )formerly Lansdowne Medical Office Building), 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, II and III, Woodholme Medical Office Building, Woodburn Medical Park I and II, and Prosperity Medical Center I, II and III

Washington REIT entered into four separate contracts with a single buyer to sell all of the held for sale properties (collectively, the "Medical Office Portfolio") for a combined sales price of $500.8 million. The first two separate sale transactions of its medical office portfolio closed on November 21 and November 22, 2013 for an aggregate sales price of $307.2 million. The second two sales transactions closed on January 21, 2014 for an aggregate sales price of $193.6 million.

(2) Non medical office portfolio sold or help for sale properties:
The Atrium Building (sold on March 19, 2013)

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2014		9/30/2014		6/30/2014		3/31/2014		12/31/2013
Assets
Land	$543,546		$519,859		$519,859		$472,056		$426,575
Income producing property	1,927,407		1,867,752		1,853,982		1,784,850		1,675,652
	2,470,953		2,387,611		2,373,841		2,256,906		2,102,227
Accumulated depreciation and amortization	(640,434)		(620,279)		(600,171)		(581,644)		(565,342)
Net income producing property	1,830,519		1,767,332		1,773,670		1,675,262		1,536,885
Development in progress, including land held for development	76,235		99,500		83,970		68,963		61,315
Total real estate held for investment, net	1,906,754		1,866,832		1,857,640		1,744,225		1,598,200
Investment in real estate held for sale, net	—		—		—		—		79,901
Cash and cash equivalents	15,827		8,571		23,009		62,080		130,343
Restricted cash	10,299		9,496		11,369		107,039		9,189
Rents and other receivables, net of allowance for doubtful accounts	59,745		58,135		55,583		52,736		48,756
Prepaid expenses and other assets	121,082		116,345		112,548		109,092		105,004
Other assets related to properties sold or held for sale	—		—		—		—		4,100
Total assets	$2,113,707		$2,059,379		$2,060,149		$2,075,172		$1,975,493
Liabilities
Notes payable	$747,208		$747,082		$746,956		$746,830		$846,703
Mortgage notes payable	418,525		413,330		406,975		404,359		294,671
Lines of credit/short-term note payable	50,000		5,000		—		—		—
Accounts payable and other liabilities	54,318		64,153		59,719		56,804		51,742
Advance rents	12,528		12,211		13,172		14,688		13,529
Tenant security deposits	8,899		8,625		8,686		8,402		7,869
Other liabilities related to properties sold or held for sale	—		—		—		—		1,533
Total liabilities	1,291,478		1,250,401		1,235,508		1,231,083		1,216,047
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	678		667		666		666		665
Additional paid-in capital	1,184,395		1,153,344		1,152,647		1,151,353		1,151,174
Distributions in excess of net income	(365,518)		(347,724)		(331,373)		(312,417)		(396,880)
Total shareholders' equity	819,555		806,287		821,940		839,602		754,959
Noncontrolling interests in subsidiaries	2,674		2,691		2,701		4,487		4,487
Total equity	822,229		808,978		824,641		844,089		759,446
Total liabilities and equity	$2,113,707		$2,059,379		$2,060,149		$2,075,172		$1,975,493
Total Debt / Total Market Capitalization	0.39	:1	0.41	:1	0.40	:1	0.42	:1	0.42	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Funds from operations (FFO)(1)
Net Income	$111,601	$37,346	$2,309	$3,658	$1,080	$104,554	$18,908
Real estate depreciation and amortization	96,011	85,740	24,503	24,354	24,401	22,753	22,412
Gain on sale of real estate (classified as continuing operations)	(570)	—	—	—	(570)	—	—
Discontinued operations:
Gain on sale of real estate	(105,985)	(22,144)	—	—	288	(106,273)	(18,949)
Real estate depreciation and amortization	—	12,161	—	—	—	—	—
FFO	$101,057	$113,103	$26,812	$28,012	$25,199	$21,034	$22,371
Loss on extinguishment of debt	—	2,737	—	—	—	—	2,737
Real estate impairment	—	92	—	—	—	—	92
Severance expense	1,600	2,490	582	394	576	48	2,157
Relocation expense	764	—	764	—	—	—	—
Acquisition costs	5,710	1,265	663	69	1,933	3,045	817
Core FFO (1)	$109,131	$119,687	$28,821	$28,475	$27,708	$24,127	$28,174

Allocation to participating securities(2)	$(317)	$(415)	$(53)	$(44)	$(17)	$(295)	$(44)

FFO per share - basic	$1.51	$1.69	$0.40	$0.42	$0.38	$0.31	$0.34
FFO per share - fully diluted	$1.51	$1.69	$0.40	$0.42	$0.38	$0.31	$0.34

Core FFO per share - fully diluted	$1.63	$1.79	$0.43	$0.43	$0.41	$0.36	$0.42

Common dividend per share	$1.2000	$1.2000	$0.3000	$0.3000	$0.3000	$0.3000	$0.3000

Average shares - basic	66,795	66,580	67,002	66,738	66,732	66,701	66,591
Average shares - fully diluted	66,837	66,609	67,065	66,790	66,761	66,750	66,634

(1) See "Supplemental Definitions" on page 32 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Funds available for distribution (FAD)(1)
FFO	$101,057	$113,103	$26,812	$28,012	$25,199	$21,034	$22,371
Non-cash loss on extinguishment of debt	—	88	—	—	—	—	88
Tenant improvements and leasing incentives	(29,664)	(23,429)	(7,103)	(7,649)	(9,612)	(5,300)	(8,256)
Leasing commissions	(12,083)	(12,915)	(7,800)	(1,323)	(1,721)	(1,239)	(5,544)
Recurring capital improvements	(6,029)	(6,902)	(1,811)	(1,720)	(1,610)	(888)	(1,953)
Straight-line rent, net	(2,821)	(1,757)	(1,087)	(658)	(723)	(353)	(353)
Non-cash fair value interest expense	290	1,020	33	32	30	195	256
Non-real estate depreciation and amortization	4,348	3,736	1,578	994	904	872	906
Amortization of lease intangibles, net	2,349	475	729	704	677	239	219
Amortization and expensing of restricted share and unit compensation	4,911	6,211	1,134	1,307	1,429	1,041	2,623
Real estate impairment	—	92	—	—	—	—	92
FAD	$62,358	$79,722	$12,485	$19,699	$14,573	$15,601	$10,449
Cash loss on extinguishment of debt	—	2,649	—	—	—	—	2,649
Non-share-based severance expense	1,424	1,537	546	313	517	48	1,537
Relocation expense	85	—	85	—	—	—	—
Acquisition costs	5,710	1,265	663	69	1,933	3,045	817
Core FAD (1)	$69,577	$85,173	$13,779	$20,081	$17,023	$18,694	$15,452

Allocation to participating securities(2)	$(317)	$(415)	$(53)	$(44)	$(17)	$(295)	$(44)

FAD per share - basic	$0.93	$1.19	$0.19	$0.29	$0.22	$0.23	$0.16
FAD per share - fully diluted	$0.93	$1.19	$0.19	$0.29	$0.22	$0.23	$0.16

Core FAD per share - fully diluted	$1.04	$1.27	$0.20	$0.30	$0.25	$0.28	$0.23

Common dividend per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	66,795	66,580	67,002	66,738	66,732	66,701	66,591
Average shares - fully diluted	66,837	66,609	67,065	66,790	66,761	66,750	66,634

(1) See "Supplemental Definitions" on page 32 of this supplemental for the definitions of FAD and Core FAD.
(2) Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$111,639	$37,346	$2,330	$3,668	$1,087	$104,554	$18,908
Add:
Interest expense, including discontinued operations	59,785	64,769	15,183	15,087	14,985	14,530	15,840
Real estate depreciation and amortization, including discontinued operations	96,011	97,901	24,503	24,354	24,401	22,753	22,412
Income tax expense	117	5	—	46	71	—	(25)
Real estate impairment	—	92	—	—	—	—	92
Non-real estate depreciation	1,279	810	793	113	180	193	196
Less:
Gain on sale of real estate	(106,555)	(22,144)	—	—	(282)	(106,273)	(18,949)
Loss on extinguishment of debt	—	2,737	—	—	—	—	2,737

Adjusted EBITDA	$162,276	$181,516	$42,809	$43,268	$40,442	$35,757	$41,211

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands)

	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Balances Outstanding

Secured
Conventional fixed rate	$418,525	$413,330	$406,975	$404,359	$294,671
Unsecured
Fixed rate bonds and notes	747,208	747,082	746,956	746,830	846,703
Credit facility	50,000	5,000	—	—	—
Unsecured total	797,208	752,082	746,956	746,830	846,703
Total	$1,215,733	$1,165,412	$1,153,931	$1,151,189	$1,141,374

Average Interest Rates

Secured
Conventional fixed rate	5.2%	5.3%	5.3%	5.4%	6.1%
Unsecured
Fixed rate bonds	4.9%	4.9%	4.9%	4.9%	4.9%
Credit facilities	1.4%	1.4%	—%	—%	—%
Unsecured total	4.7%	4.8%	4.9%	4.9%	4.9%
Average	4.9%	5.0%	5.0%	5.0%	5.2%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums of $4.0 million and $2.8 million, respectively.

Long Term Debt Maturities

	Future Maturities of Debt (in thousands, except for %)
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2015		$150,000	$5,000	$155,000	5.3%
2016	$159,456	—	45,000	204,456	4.3%
2017	150,903	—		150,903	5.9%
2018		—		—	—%
2019	31,280	—		31,280	5.4%
2020		250,000		250,000	5.1%
2021				—	—%
2022	44,517	300,000		344,517	4.0%
2023				—	—%
2024				—	—%
2025				—	—%
Thereafter		50,000		50,000	7.4%
Scheduled principal payments	$386,156	$750,000	$50,000	$1,186,156	4.9%
Scheduled amortization payments	28,344	—	—	28,344	4.7%
Net discounts/premiums	4,025	(2,792)	—	1,233	—%
Total maturities	$418,525	$747,208	$50,000	$1,215,733	4.9%
Weighted average maturity = 4.8 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)			Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended December 31, 2014	Covenant	Quarter Ended December 31, 2014		Covenant	Quarter Ended December 31, 2014		Covenant
% of Total Indebtedness to Total Assets(1)	43.8%	≤ 65.0%	N/A		N/A	N/A		N/A
Ratio of Income Available for Debt Service to Annual Debt Service	2.9	≥ 1.5	N/A		N/A	N/A		N/A
% of Secured Indebtedness to Total Assets(1)	15.1%	≤ 40.0%	N/A		N/A	N/A		N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.7	≥ 1.5	N/A		N/A	N/A		N/A
Tangible Net Worth(3)	N/A	N/A	$905.8	million	≥ $673.4 million	$907.1	million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	52.7%		≤ 60.0%	52.7%		≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	17.1%		≤ 35.0%	17.1%		≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.58		≥ 1.50	2.58		≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.44		≥ 1.67	2.44		≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.60		≥ 2.00	3.60		≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	3.7%		≤ 15.0%	3.7%		≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted redevelopment and development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	12/31/2014		9/30/2014		6/30/2014		3/31/2014		12/31/2013
Market Data

Shares Outstanding	67,819		66,663		66,636		66,630		66,531
Market Price per Share	$27.66		$25.38		$25.98		$23.88		$23.36
Equity Market Capitalization	$1,875,874		$1,691,907		$1,731,203		$1,591,124		$1,554,164

Total Debt	$1,215,733		$1,165,412		$1,153,931		$1,151,189		$1,141,374
Total Market Capitalization	$3,091,607		$2,857,319		$2,885,134		$2,742,313		$2,695,538

Total Debt to Market Capitalization	0.39	:1	0.41	:1	0.40	:1	0.42	:1	0.42	:1

Earnings to Fixed Charges(1)	1.1x		1.2x		1.1x		0.8x		0.7x
Debt Service Coverage Ratio(2)	2.6x		2.7x		2.5x		2.3x		2.5x

Dividend Data

Total Dividends Paid	$20,124		$20,019		$20,042		$20,092		$19,972
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	69.8%		69.8%		73.2%		83.3%		71.4%
Payout Ratio (Core FAD per share basis)	150.0%		100.0%		120.0%		107.1%		130.4%
Payout Ratio (FAD per share basis)	157.9%		103.4%		136.4%		130.4%		187.5%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 9) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2014 vs. 2013

	Three Months Ended December 31, (1)				Twelve Months Ended December 31, (2)
	2014	2013	% Change	Rental Rate Growth	2014	2013	% Change	Rental Rate Growth

Cash Basis:
Multifamily	$8,848	$8,339	6.1%	(1.6)%	$31,706	$31,247	1.5%	(0.4)%
Office	23,501	21,902	7.3%	1.6%	91,761	86,195	6.5%	1.3%
Retail	11,821	10,589	11.6%	(0.5)%	45,068	42,197	6.8%	0.2%
Overall Same-Store Portfolio	$44,170	$40,830	8.2%	0.4%	$168,535	$159,639	5.6%	0.7%

GAAP Basis:
Multifamily	$8,854	$8,476	4.5%	(1.7)%	$31,822	$31,788	0.1%	(0.4)%
Office	23,562	22,119	6.5%	1.5%	92,276	87,058	6.0%	1.4%
Retail	12,106	10,643	13.7%	0.2%	45,617	42,308	7.8%	0.5%
Overall Same-Store Portfolio	$44,522	$41,238	8.0%	0.5%	$169,715	$161,154	5.3%	0.8%
(1) Non same-store properties were:
Acquisitions:
Multifamily - Yale West
Office - Army Navy Club and 1775 Eye Street, NW
Retail - Spring Valley Retail Center
Development/Redevelopment:
Office - Silverline Center (formerly 7900 Westpark Drive)
Held for sale and sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Held for sale and sold properties classified as discontinued operations:

Medical Office/Office - The Medical Office Portfolio (see Supplemental Definitions on page 32 for list of properties included in the Medical Office Portfolio)

(2) Non same-store properties were the same listed above in footnote 1, with the addition of The Paramount, a multifamily acquisition in 2013.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2014
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$14,329	$37,050	$15,255	$—	$66,634
Non same-store - acquired and in development(1)	1,428	5,498	799	—	7,725
Total	15,757	42,548	16,054	—	74,359

Real estate expenses
Same-store portfolio	5,475	13,488	3,149	—	22,112
Non same-store - acquired and in development(1)	762	2,836	201	—	3,799
Total	6,237	16,324	3,350	—	25,911

Net Operating Income (NOI)
Same-store portfolio	8,854	23,562	12,106	—	44,522
Non same-store - acquired and in development(1)	666	2,662	598	—	3,926
Total	$9,520	$26,224	$12,704	$—	$48,448

Same-store portfolio NOI GAAP basis (from above)	$8,854	$23,562	$12,106	$—	$44,522
Straight-line revenue, net for same-store properties	—	(534)	(290)	—	(824)
FAS 141 Min Rent	(6)	66	(58)	—	2
Amortization of lease intangibles for same-store properties	—	407	63	—	470
Same-store portfolio NOI, cash basis	$8,848	$23,501	$11,821	$—	$44,170
Reconciliation of NOI to net income:
Total NOI	$9,520	$26,224	$12,704	$—	$48,448
Depreciation and amortization	(3,997)	(16,580)	(3,690)	(236)	(24,503)
General and administrative expenses	—	—	—	(5,981)	(5,981)
Acquisition costs	—	—	—	(663)	(663)
Interest expense	(2,524)	(3,019)	(242)	(9,398)	(15,183)
Other income	—	—	—	191	191
Net Income	2,999	6,625	8,772	(16,087)	2,309
Net income attributable to noncontrolling interests	—	—	—	21	21
Net income attributable to the controlling interests	$2,999	$6,625	$8,772	$(16,066)	$2,330

(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$14,147	$35,470	$—	$14,050	$—	$63,667
Non same-store - acquired and in development(1)	—	3,020	—	34	—	3,054
Total	14,147	38,490	—	14,084	—	66,721
Real estate expenses
Same-store portfolio	5,671	13,351	—	3,407	—	22,429
Non same-store - acquired and in development(1)	146	1,245	—	6	—	1,397
Total	5,817	14,596	—	3,413	—	23,826
Net Operating Income (NOI)
Same-store portfolio	8,476	22,119	—	10,643	—	41,238
Non same-store - acquired and in development(1)	(146)	1,775	—	28	—	1,657
Total	$8,330	$23,894	$—	$10,671	$—	$42,895

Same-store portfolio NOI GAAP basis (from above)	$8,476	$22,119	$—	$10,643	$—	$41,238
Straight-line revenue, net for same-store properties	(4)	(455)	—	(65)	—	(524)
FAS 141 Min Rent	(133)	67	—	(54)	—	(120)
Amortization of lease intangibles for same-store properties	—	171	—	65	—	236
Same-store portfolio NOI, cash basis	$8,339	$21,902	$—	$10,589	$—	$40,830
Reconciliation of NOI to net income:
Total NOI	$8,330	$23,894	$—	$10,671	$—	$42,895
Depreciation and amortization	(3,700)	(14,961)	—	(3,440)	(311)	(22,412)
General and administrative expense	—	—	—	—	(5,818)	(5,818)
Acquisition costs	—	—	—	—	(817)	(817)
Interest expense	(1,912)	(2,579)	—	(261)	(10,877)	(15,629)
Other income	—	—	—	—	221	221
Loss on extinguishment of debt	—	—	—	—	(2,737)	(2,737)
Discontinued operations:
Income from operations of properties sold or held for sale(1)	—	292	3,964	—	—	4,256
Gain on sale of real estate	—	—	—	—	18,949	18,949
Net income	2,718	6,646	3,964	6,970	(1,390)	18,908
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$2,718	$6,646	$3,964	$6,970	$(1,390)	$18,908

(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2014
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$53,647	$146,542	$—	$59,418	$—	$259,607
Non same-store - acquired and in development [1]	8,611	19,574	—	845	—	29,030
Total	62,258	166,116	—	60,263	—	288,637
Real estate expenses
Same-store portfolio	21,825	54,266	—	13,801	—	89,892
Non same-store - acquired and in development [1]	3,945	9,637	—	221	—	13,803
Total	25,770	63,903	—	14,022	—	103,695
Net Operating Income (NOI)
Same-store portfolio	31,822	92,276	—	45,617	—	169,715
Non same-store - acquired and in development [1]	4,666	9,937	—	624	—	15,227
Total	$36,488	$102,213	$—	$46,241	$—	$184,942

Same-store portfolio NOI GAAP basis (from above)	$31,822	$92,276	$—	$45,617	$—	$169,715
Straight-line revenue, net for same-store properties	11	(1,843)	—	(594)	—	(2,426)
FAS 141 Min Rent	(127)	228	—	(213)	—	(112)
Amortization of lease intangibles for same-store properties	—	1,100	—	258	—	1,358
Same-store portfolio NOI, cash basis	$31,706	$91,761	$—	$45,068	$—	$168,535
Reconciliation of NOI to net income:
Total NOI	$36,488	$102,213	$—	$46,241	$—	$184,942
Depreciation and amortization	(17,999)	(63,768)	—	(13,282)	(962)	(96,011)
General and administrative expenses	—	—	—	—	(19,761)	(19,761)
Acquisition costs	—	—	—	—	(5,710)	(5,710)
Interest expense	(9,313)	(11,606)	—	(997)	(37,869)	(59,785)
Other income	—	—	—	—	825	825
Gain on sale of real estate	—	—	—	—	570	570
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—		546	—	—	546
Gain on sale of real estate	—	—	—	—	105,985	105,985
Income tax expense on sale of real estate	—	—	—	—		—
Net Income	9,176	26,839	546	31,962	43,078	111,601
Net income attributable to noncontrolling interests	—	—	—	—	38	38
Net income attributable to the controlling interests	$9,176	$26,839	$546	$31,962	$43,116	$111,639

(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$53,589	$139,270	$—	$56,055	$—	$248,914
Non same-store - acquired and in development [1]	907	13,069	—	134	—	14,110
Total	54,496	152,339	—	56,189	—	263,024
Real estate expenses
Same-store portfolio	21,801	52,212	—	13,747	—	87,760
Non same-store - acquired and in development [1]	431	5,081	—	21	—	5,533
Total	22,232	57,293	—	13,768	—	93,293
Net Operating Income (NOI)
Same-store portfolio	31,788	87,058	—	42,308	—	161,154
Non same-store - acquired and in development [1]	476	7,988	—	113	—	8,577
Total	$32,264	$95,046	$—	$42,421	$—	$169,731

Same-store portfolio NOI GAAP basis (from above)	$31,788	$87,058	$—	$42,308	$—	$161,154
Straight-line revenue, net for same-store properties	6	(1,672)	—	(67)	—	(1,733)
FAS 141 Min Rent	(547)	223	—	(289)	—	(613)
Amortization of lease intangibles for same-store properties	—	586	—	245	—	831
Same-store portfolio NOI, cash basis	$31,247	$86,195	$—	$42,197	$—	$159,639
Reconciliation of NOI to Net Income
Total NOI	$32,264	$95,046	$—	$42,421	$—	$169,731
Depreciation and amortization	(12,691)	(58,183)	—	(13,730)	(1,136)	(85,740)
General and administrative expenses	—	—	—	—	(17,535)	(17,535)
Acquisition costs	—	—	—	—	(1,265)	(1,265)
Interest expense	(6,973)	(10,332)	—	(1,072)	(45,196)	(63,573)
Other income	—	—	—	—	926	926
Loss on extinguishment of debt	—	—	—	—	(2,737)	(2,737)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	1,351	14,044	—	—	15,395
Gain on sale of real estate	—	—	—	—	22,144	22,144
Net income	12,600	27,882	14,044	27,619	(44,799)	37,346
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$12,600	$27,882	$14,044	$27,619	$(44,799)	$37,346

(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Net Operating Income (NOI) by Region

Washington REIT Portfolio
Maryland/Virginia/DC

	Percentage of Q4 2014 GAAP NOI	Percentage of YTD 2014 GAAP NOI
DC
Multifamily	5.9%	5.4%
Office	24.5%	24.7%
Retail	2.0%	1.1%
	32.4%	31.2%

Maryland
Multifamily	2.7%	2.7%
Office	10.8%	10.8%
Retail	17.7%	17.2%
	31.2%	30.7%

Virginia
Multifamily	11.0%	11.6%
Office	18.9%	19.8%
Retail	6.5%	6.7%
	36.4%	38.1%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Multifamily	93.9%	94.3%	94.3%	92.5%	92.1%
Office	92.1%	91.8%	90.6%	86.9%	86.6%
Retail	94.5%	94.4%	94.2%	93.6%	91.3%

Overall Portfolio	93.2%	93.2%	92.6%	90.2%	89.3%

	Physical Occupancy - All Properties
Sector	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Multifamily	93.8%	94.3%	93.7%	92.2%	92.1%
Office	86.9%	87.1%	86.2%	83.7%	85.7%
Medical Office	—%	—%	—%	—%	89.0%
Retail	94.4%	94.4%	94.2%	93.6%	91.3%

Overall Portfolio	90.5%	90.7%	90.1%	88.4%	88.8%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Yale West
Office - The Army Navy Club Building and 1775 Eye Street, NW
Retail - Spring Valley Shopping Center
Redevelopment:
Office - Silverline Center (formally 7900 Westpark Drive)
Sold properties:
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Medical Office/Office - Transaction III and IV Medical Office Portfolio (Woodburn Medical Park I & II and Prosperity Medical Center I, II & III).

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Multifamily	94.2%	94.5%	93.3%	91.7%	92.2%
Office	92.8%	92.5%	90.4%	88.2%	87.3%
Retail	94.9%	94.9%	93.9%	92.9%	91.9%

Overall Portfolio	93.6%	93.5%	91.8%	90.0%	89.4%

	Economic Occupancy - All Properties
Sector	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Multifamily	94.2%	94.1%	92.6%	91.6%	92.2%
Office	86.8%	87.0%	86.0%	85.4%	86.0%
Medical Office	—%	—%	—%	87.4%	89.4%
Retail	94.5%	94.9%	93.9%	92.9%	92.0%

Overall Portfolio	89.8%	90.0%	88.9%	88.2%	88.6%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Yale West
Office - The Army Navy Club Building and 1775 Eye Street, NW
Retail - Spring Valley Shopping Center
Redevelopment:
Office - Silverline Center (formally 7900 Westpark Drive)
Held for sale and sold properties:
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Medical Office/Office - Transaction III and IV Medical Office Portfolio (Woodburn I & II and Prosperity I, II & III).

Acquisition and Disposition Summary
December 31, 2014
($'s in thousands)

Acquisition Summary
		Acquisition Date	# of units	Square Feet	12/31/2014 Leased Percentage	Investment	Mortgage Assumed
Yale West	Washington, DC	February 21, 2014	216		95.4%	$73,000	$48,221
The Army Navy Club Building	Washington, DC	March 26, 2014		108,000	97.5%	79,000	52,640
1775 Eye Street, NW	Washington, DC	May 1, 2014		185,000	65.4%	104,500	N/A
Spring Valley Retail Center	Washington, DC	October 1, 2014		75,000	92.8%	40,500	N/A
				368,000		$297,000	$100,861

Disposition Summary
		Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
Medical Office Portfolio Transactions III & IV		January 21, 2014	Medical Office	427,011	$193,561	$105,985
5740 Columbia Road		May 2, 2014	Retail	3,000	1,600	570
				430,011	$195,161	$106,555

Development/Redevelopment Summary
December 31, 2014
(in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cash Cost to Date	Draws on Construction Loan to Date	Construction Completion Date	Leased %
Development Summary
The Maxwell, Arlington, VA	163 units & 2,200 square feet retail	$49,904	$44,314	$27,690	fourth quarter 2014	N/A (1)

Redevelopment Summary
Silverline Center (formerly 7900 Westpark Drive), Tysons, VA	529,000 square feet	$35,000	$25,058	N/A	anticipated in first quarter 2015	59.7%

(1) Major construction activities at The Maxwell ended during December 2014. As of December 31, 2014, only two of the six residential floors were available for occupancy.

Commercial Leasing Summary - New Leases

	4th Quarter 2014		3rd Quarter 2014		2nd Quarter 2014		1st Quarter 2014		4th Quarter 2013
Gross Leasing Square Footage
Office	92,349		37,852		69,367		43,243		144,675
Medical Office	—		—		—		—		3,826
Retail	10,965		10,408		32,191		29,527		22,631
Total	103,314		48,260		101,558		72,770		171,132
Weighted Average Term (yrs)
Office	8.5		7.4		5.8		7.3		7.2
Medical Office	0.0		0.0		0.0		0.0		10.3
Retail	9.2		9.8		10.2		9.6		7.8
Total	8.6		7.9		7.1		8.2		7.3

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$30.37	$31.66	$31.50	$32.62	$31.14	$32.00	$28.65	$30.53	$31.31	$32.29
Medical Office	—	—	—	—	—	—	—	—	29.56	31.13
Retail	34.95	35.52	36.96	37.29	22.59	23.39	25.27	25.96	26.23	26.91
Total	$30.85	$32.07	$32.68	$33.63	$28.24	$29.08	$27.28	$28.68	$30.42	$31.35

Rate on new leases
Office	$38.39	$34.43	$33.77	$30.68	$35.71	$33.40	$32.53	$29.86	$33.78	$31.31
Medical Office	—	—	—	—	—	—	—	—	34.78	30.43
Retail	41.82	37.65	43.69	38.76	22.07	21.36	30.77	27.66	27.74	26.04
Total	$38.75	$34.77	$35.91	$32.43	$30.79	$29.04	$31.81	$28.97	$32.78	$30.39
Percentage Increase
Office	26.4%	8.8%	7.2%	(5.9)%	14.7%	4.4%	13.6%	(2.2)%	7.9%	(3.0)%
Medical Office	—%	—%	—%	—%	—%	—%	—%	—%	17.7%	(2.3)%
Retail	19.7%	6.0%	18.2%	4.0%	(2.3)%	(8.7)%	21.7%	6.5%	5.8%	(3.2)%
Total	25.6%	8.4%	9.9%	(3.6)%	9.0%	(0.1)%	16.6%	1.0%	7.8%	(3.1)%

Tenant Improvements	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Office Buildings	$4,609,137	$49.91	$1,499,573	$39.62	$2,330,006	$33.59	$1,955,769	$45.23	$6,189,544	$42.78
Medical Office Buildings	—	—	—	—	—	—	—	—	63,587	16.62
Retail Centers	120,600	11.00	162,180	15.58	1,616,068	50.20	38,923	1.32	215,340	9.52
Subtotal	$4,729,737	$45.78	$1,661,753	$34.43	$3,946,074	$38.86	$1,994,692	$27.41	$6,468,471	$37.80
Leasing Commissions and Incentives
Office Buildings	$3,328,304	$36.04	$1,345,301	$35.54	$1,512,211	$21.80	$1,207,798	$27.93	$4,353,688	$30.09
Medical Office Buildings	—	—	—	—	—	—	—	—	91,665	23.96
Retail Centers	275,428	25.12	291,731	28.03	300,287	9.33	388,220	13.15	180,197	7.96
Subtotal	$3,603,732	$34.88	$1,637,032	$33.92	$1,812,498	$17.84	$1,596,018	$21.93	$4,625,550	$27.03
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$7,937,441	$85.95	$2,844,874	$75.16	$3,842,217	$55.39	$3,163,567	$73.16	$10,543,232	$72.87
Medical Office Buildings	—	—	—	—	—	—	—	—	155,252	40.58
Retail Centers	396,028	36.12	453,911	43.61	1,916,355	59.53	427,143	14.47	395,537	17.48
Total	$8,333,469	$80.66	$3,298,785	$68.35	$5,758,572	$56.70	$3,590,710	$49.34	$11,094,021	$64.83

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2014		3rd Quarter 2014		2nd Quarter 2014		1st Quarter 2014		4th Quarter 2013
Gross Leasing Square Footage
Office Buildings	575,499		44,214		109,686		60,108		201,109
Medical Office Buildings	—		—		—		—		12,232
Retail Centers	45,084		170,568		10,645		27,100		38,995
Total	620,583		214,782		120,331		87,208		252,336
Weighted Average Term (yrs)
Office Buildings	6.1		7.4		4.8		7.0		5.8
Medical Office Buildings	0.0		0.0		0.0		0.0		7.8
Retail Centers	6.8		5.1		4.3		3.3		4.0
Total	6.1		5.6		4.8		5.8		5.7

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$35.87	$37.53	$32.89	$35.79	$33.89	$35.42	$32.71	$35.31	$30.12	$33.00
Medical Office Buildings	—	—	—	—	—	—	—	—	32.36	34.47
Retail Centers	33.21	35.65	13.65	13.86	45.12	47.17	27.54	30.66	17.51	18.22
Total	$35.67	$37.39	$17.61	$18.37	$34.89	$36.46	$31.26	$34.05	$28.28	$30.79

Rate on new leases
Office Buildings	$37.25	$35.44	$44.95	$41.11	$36.12	$34.39	$37.02	$34.06	$35.30	$32.88
Medical Office Buildings	—	—	—	—	—	—	—	—	36.28	33.16
Retail Centers	40.26	37.30	14.67	14.47	50.91	48.51	30.92	30.08	17.91	17.62
Total	$37.46	$35.57	$20.90	$19.95	$37.42	$35.64	$35.36	$33.03	$32.66	$30.53

Percentage Increase
Office Buildings	3.9%	(5.6)%	36.7%	14.9%	6.6%	(2.9)%	13.2%	(3.6)%	17.2%	(0.4)%
Medical Office Buildings	—%	—%	—%	—%	—%	—%	—%	—%	12.1%	(3.8)%
Retail Centers	21.2%	4.6%	7.4%	4.4%	12.8%	2.8%	12.3%	(1.9)%	2.3%	(3.3)%
Total	5.0%	(4.9)%	18.7%	8.6%	7.3%	(2.3)%	13.1%	(3.0)%	15.5%	(0.8)%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$14,952,993	$25.98	$595,757	$13.47	$1,897,016	$17.29	$896,712	$14.92	$7,573,493	$37.66
Medical Office Buildings	—	—	—	—	—	—	—	—	183,219	14.98
Retail Centers	33,370	0.74	—	—	—	—	—	—	—	—
Subtotal	$14,986,363	$24.15	$595,757	$2.77	$1,897,016	$15.76	$896,712	$10.28	$7,756,712	$30.74
Leasing Commissions and Incentives
Office Buildings	$9,087,273	$15.79	$532,789	$12.05	$1,517,271	$13.83	$1,318,800	$21.94	$4,065,164	$20.21
Medical Office Buildings	—	—	—	—	—	—	—	—	143,190	11.71
Retail Centers	192,343	4.27	51,270	0.30	27,278	2.56	32,300	1.19	32,725	0.84
Subtotal	$9,279,616	$14.96	$584,059	$2.72	$1,544,549	$12.84	$1,351,100	$15.49	$4,241,079	$16.80
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$24,040,266	$41.77	$1,128,546	$25.52	$3,414,287	$31.12	$2,215,512	$36.86	$11,638,657	$57.87
Medical Office Buildings	—	—	—	—	—	—	—	—	326,409	26.69
Retail Centers	225,713	5.01	51,270	0.30	27,278	2.56	32,300	1.19	32,725	0.84
Total	$24,265,979	$39.11	$1,179,816	$5.49	$3,441,565	$28.60	$2,247,812	$25.77	$11,997,791	$47.54

10 Largest Tenants - Based on Annualized Commercial Income
December 31, 2014

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	72	5.96%	210,354	3.35%
Advisory Board Company	2	53	3.80%	199,762	3.18%
Booz Allen Hamilton, Inc.	1	133	2.73%	222,989	3.55%
Engility Corporation	1	33	2.57%	134,126	2.14%
Squire Patton Boggs (USA) LLP	1	28	2.44%	110,566	1.76%
Epstein Becker & Green, PC	1	24	1.36%	53,427	0.85%
General Services Administration	3	47	1.28%	52,282	0.83%
George Washington University	2	20	1.28%	69,775	1.11%
Alexandria City School Board	1	173	1.19%	87,883	1.40%
Hughes Hubbard & Reed LLP	1	38	1.18%	53,208	0.85%
Total/Weighted Average		71	23.79%	1,194,372	19.02%

Industry Diversification
December 31, 2014

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$72,743,514	37.73%	2,163,074	34.06%
Credit Intermediation and Related Activities	18,380,776	9.53%	339,960	5.35%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	11,860,775	6.15%	327,523	5.16%
Food Services and Drinking Places	8,712,295	4.52%	280,044	4.41%
Educational Services	8,091,335	4.20%	274,371	4.32%
Food and Beverage Stores	6,625,178	3.44%	334,922	5.27%
Ambulatory Health Care Services	4,983,312	2.59%	158,583	2.50%
Executive, Legislative, and Other General Government Support	4,895,705	2.54%	132,521	2.09%
Furniture and Home Furnishings Stores	4,395,442	2.28%	216,318	3.41%
Health and Personal Care Stores	3,919,474	2.03%	107,853	1.70%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	3,675,793	1.91%	102,022	1.61%
Personal and Laundry Services	3,583,878	1.86%	111,799	1.76%
Sporting Goods, Hobby, Book, and Music Stores	3,318,522	1.72%	201,827	3.18%
Electronics and Appliance Stores	3,067,458	1.59%	169,094	2.66%
Administrative and Support Services	2,986,850	1.55%	82,199	1.29%
Miscellaneous Store Retailers	2,923,561	1.52%	152,620	2.40%
Broadcasting (except Internet)	2,881,734	1.49%	70,672	1.11%
Publishing Industries (except Internet)	2,763,105	1.43%	79,659	1.25%
Clothing and Clothing Accessories Stores	2,602,345	1.35%	134,838	2.12%
Amusement, Gambling, and Recreation Industries	2,327,309	1.21%	123,998	1.95%
General Merchandise Stores	2,050,440	1.06%	235,965	3.72%
Nursing and Residential Care Facilities	1,837,275	0.95%	66,810	1.05%
Telecommunications	1,583,739	0.82%	41,334	0.65%
Real Estate	1,520,177	0.79%	46,541	0.73%
Merchant Wholesalers, Durable Goods	1,077,752	0.56%	32,539	0.51%
Social Assistance	962,910	0.50%	40,408	0.64%
Chemical Manufacturing	918,560	0.48%	20,036	0.32%
Building Material and Garden Equipment and Supplies Dealers	912,397	0.47%	29,470	0.46%
Insurance Carriers and Related Activities	799,607	0.41%	25,182	0.40%
Construction of Buildings	647,536	0.34%	21,965	0.35%
Motor Vehicle and Parts Dealers	601,815	0.31%	36,832	0.58%
Transportation Equipment Manufacturing	542,685	0.28%	19,864	0.31%
Repair and Maintenance	510,500	0.26%	22,449	0.35%
Other	4,088,993	2.13%	147,924	2.33%
Total	$192,792,747	100.00%	6,351,216	100.00%

Lease Expirations
December 31, 2014

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2015	90	388,741	9.22%	$13,758,719	$35.39	8.18%
2016	104	411,138	9.75%	16,061,685	39.07	9.55%
2017	84	520,648	12.35%	20,385,122	39.15	12.12%
2018	78	429,471	10.19%	16,184,108	37.68	9.62%
2019	83	620,918	14.73%	25,429,569	40.95	15.12%
2020 and thereafter	195	1,845,861	43.76%	76,372,587	41.38	45.41%
	634	4,216,777	100.00%	$168,191,790	39.89	100.00%
Retail:
2015	48	216,599	9.49%	$4,908,465	$22.66	9.22%
2016	30	211,969	9.29%	4,580,313	21.61	8.61%
2017	48	261,640	11.46%	7,076,420	27.05	13.29%
2018	41	366,907	16.07%	5,347,095	14.57	10.05%
2019	37	166,823	7.31%	4,975,812	29.83	9.35%
2020 and thereafter	117	1,058,552	46.38%	26,339,497	24.88	49.48%
	321	2,282,490	100.00%	$53,227,602	23.32	100.00%
Total:
2015	138	605,340	9.31%	$18,667,184	$30.84	8.43%
2016	134	623,107	9.59%	20,641,998	33.13	9.32%
2017	132	782,288	12.04%	27,461,542	35.10	12.40%
2018	119	796,378	12.25%	21,531,203	27.04	9.72%
2019	120	787,741	12.12%	30,405,381	38.60	13.73%
2020 and thereafter	312	2,904,413	44.69%	102,712,084	35.36	46.40%
	955	6,499,267	100.00%	$221,419,392	34.07	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2014

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET(1)
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	221,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	201,000
1220 19th Street	Washington, DC	1995	1976	103,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
Silverline Center (formerly 7900 Westpark Drive)	Tysons, VA	1997	1972/1986/1999/2014	526,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	99,000
Courthouse Square	Alexandria, VA	2000	1979	116,000
One Central Plaza	Rockville, MD	2001	1974	267,000
1776 G Street	Washington, DC	2003	1979	263,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
Monument II	Herndon, VA	2007	2000	208,000
2000 M Street	Washington, DC	2007	1971	230,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	133,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	135,000
Braddock Metro Center	Alexandria, VA	2011	1985	353,000
John Marshall II	Tysons, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street, NW	Washington, DC	2014	1964	185,000
Subtotal				4,853,000

Schedule of Properties
December 31, 2014

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Spring Valley Retail Center	Washington, DC	2014	1941/1950	75,000
Subtotal				2,524,000

Schedule of Properties
December 31, 2014

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
The Paramount/ 135	Arlington, VA	2013	1984	141,000
Yale West / 216	Washington, DC	2014	2011	173,000
The Maxwell/163	Arlington, VA	2014	2014	143,000
Subtotal (3,053 units)				2,594,000

TOTAL				9,971,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
December 31, 2014

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments not already excluded from FFO, as appropriate and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments not already excluded from FAD, as appropriate and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Medical Office Portfolio consists of every medical property, as well as undeveloped land, 4661 Kenmore Ave, and two office properties, Woodholme Center and 6565 Arlington Boulevard. We entered into four separate purchase and sale agreements. Transaction I of the Medical Office Portfolio sale and purchase agreement consists of medical office properties (2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park formerly Lansdowne Medical Office Building, 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, Ashburn Farm Office Park II, Ashburn Farm Office Park III and Woodholme Medical Office Building) and two office properties (6565 Arlington Boulevard and Woodholme Center). Transaction II of the Medical Office Portfolio purchase and sale agreement consists of undeveloped land (4661 Kenmore Ave). Transaction III of the Medical Office Portfolio purchase and sale agreement consists of medical office properties (Woodburn Medical Park I and Woodburn Medical Park II). Transaction IV of the Medical Office Portfolio purchase and sale agreement consists of a medical office properties (Prosperity Medical Center I and II, and Prosperity Medical Center III).

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.